CNL Lifestyle Properties, Inc.
CNL Lifestyle Properties, Inc.
Owning
Owning
America’s
America’s
Lifestyle
Lifestyle
®
®
Third Quarter 2013 Update
Third Quarter 2013 Update
November 13, 2013
November 13, 2013
Exhibit 99.2

Forward Looking Statements
Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  CNL Lifestyle Properties,
Inc. (herein also referred to as the “Company”) intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-
looking statements of Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.
All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,”
“should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2012, and other documents filed from time to time with the Securities and Exchange Commission.
Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: changes in general economic conditions in the U.S. or globally (including financial market fluctuations); risks associated with our investment strategy; risks associated with the real estate markets in which the Company invests; risks of doing business internationally and global expansion, including unfamiliarity with new markets and currency risks; risks associated with the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the
Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the Company engages in business; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-
renewal of leases by tenants; failure to lease properties at all or on favorable terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators; the Company’s failure to successfully manage growth or integrate acquired properties and operations; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the
Company’s failure to qualify and maintain its status as a real estate investment trust and the Company’s ability to protect its intellectual property and the value of its brand. Management believes these forward-looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them.  Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations.  All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements.  Further, forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

CNL Lifestyle Properties, Inc.
$2.8 billion non-listed REIT
Portfolio of 138 lifestyle-oriented
properties and 6 loans as of 11/5/13
Diversified by asset type, geography
and operator
Iconic assets and industry-leading
operators
Ski & Mountain Golf Attractions Senior Housing Marinas Additional
• 24 properties • 48 properties • 23 properties • 23 properties • 17 properties • 3 properties

Summary REIT Information
GAAP Total Assets $2.8 billion
Property Focus Demographically Driven / Lifestyle-Oriented
Geographic
Diversification
35 states and 2 Canadian provinces
Established Assets
Conservative Capital Structure
Leasing and Preferred Return Structures
Diversified Portfolio
Liquidity Event
The Board will consider a listing, merger, sale
or other  liquidity opportunities  on or before
December 31, 2015

Recent Highlights
Sold interests in 3 joint ventures for $195 million resulting in a gain of $55 million on a GAAP basis (represented a 13%-16% IRR, depending on venture)
Acquired 3 senior housing properties and 1 water park for a total of $84 million
Actively working to close approximately $300 million of new acquisitions through Q1 2014 using the Sunrise disposition proceeds, with a focus on senior housing and attractions
Impaired the book value of Granby development land in Colorado by
$42.5 million. Currently exploring the sale of the asset due to a business decision not to pursue development plans
Over $33 million of owner capital invested into various portfolio assets through October 2013
Transitioned 10 of 11 marina properties to new operators with the remainder expected to be transitioned in Q4 2013 or by the end of Q1 2014

CNL
Lifestyle Properties, Inc.

144 ASSETS

As of November 5, 2013

- Ski & Mountain Lifestyle
- Golf
- Attractions
- Marinas
- Senior Housing
- Additional Lifestyle Properties
- Debt Investments

Geographic Diversification 5

The portfolio is broadly diversified across asset classes to mitigate against seasonality and volatility
Sector Diversification
As of November 5, 2013
Ski & Mountain Lifestyle (24)
Golf (48)
Attractions (23)
Senior Housing (23)
Marinas (17)
Additional Lifestyle Properties (3)
By Initial Purchase Price

26.1%
20.2%
22.0%
11.8%
6.6%
13.3%

Sector Performance

Ski & Mountain
24 properties
- Higher ski visits and an
increase in summer-based
activities due to favorable
weather and revenue-
enhancing capital
improvements.
Golf
48 properties
- Golf rounds are down -
consistent with the 6%
industry decrease in
overall rounds played as
reported by Golf
Datatech. EBITDA is up
due to renewed operator
focus.
Attractions
23 properties
- The attractions portfolio has
performed largely in line with
the prior year.  Largest park
experienced significant
weather challenges and fell
short of expectations.
Additional Lifestyle
3 properties
- Steady performance at
Dallas Market Center.
Multi-family property
under renovation during
2013 and 2014.
Senior Housing
23 properties
- Occupancy and Revenue
per Occupied Unit have both
posted solid growth over the
last year.  Average
occupancy for the entire
portfolio was 92.4% as of
9/30/13.
Marinas
17 properties
- Revenue and EBITDA
were up slightly
compared to 2012.
Management has
transitioned 10 leased
marinas to new operators
with the remaining
marinas transitioning 4Q
2013 or Q1 2014.
138 properties as of November 5, 2013
Source: CNL Lifestyle Properties, Inc. 9/30/13 Form 10-Q
Past performance is not indicative of future returns.

Same-Store Property Performance

Quarter Ended September 30, 2013 Compared to Same Period 2012
Note: Includes results for consolidated leased and managed properties owned for both 2013 and 2012.
Higher revenues and EBITDA due to an increase in summer-based activities at many of the ski properties and moderate increase in slip rental fees and occupancies at the marinas as a result of improving boating activity.
Lower golf rounds compared to prior year but greater operating efficiencies.
Attractions revenue and EBITDA down primarily due to persistent rainy and cooler weather at Darien Lake (upstate NY).
Multi-family asset experienced decreases due to ongoing unit renovations.
# of
Properties Revenue EBITDA
Ski & Mountain Lifestyle 17 5.2% 14.3%
Golf 48 -1.0% 7.6%
Attractions 21 -2.1% -2.5%
Senior Housing 10 6.3% 1.6%
Marinas 17 3.3% 5.8%
Additional Lifestyle Properties 1 -11.6% -27.1%
   Total Portfolio 114 0.1% 1.0%
Source: CNL Lifestyle Properties, Inc. 9/30/13 Form 10-Q
Past performance is not indicative of future returns.

Same-Store Property Performance

Nine Months Ended September 30, 2013 Compared to Same Period 2012
Note: Includes results for consolidated leased and managed properties owned for both 2013 and 2012.
# of
Properties Revenue EBITDA
Ski & Mountain Lifestyle 17 15.3% 43.4%
Golf 48 -1.1% 5.8%
Attractions 21 0.4% 0.9%
Senior Housing 10 5.5% 5.8%
Marinas 17 1.0% 3.3%
Additional Lifestyle Properties 1 -14.4% -26.4%
   Total Portfolio 114 6.7% 18.4%
Source: CNL Lifestyle Properties, Inc. 9/30/13 Form 10-Q
Past performance is not indicative of future returns.
The increases in both revenue and EBITDA are primarily due to the performance of the ski and mountain lifestyle sector.
Total ski visits for the 2012/2013 ski season were 6.1 million, up over 10% from the previous season.  The result of a “return to normalcy”, compared to unprecedented low levels of natural snowfall for the same period in 2012.
Senior housing experienced increases driven by a 0.7% increase in occupancy and a 3.5%
increase in RevPOU.
Multi-family asset experienced decreases due to ongoing unit renovations.

3
Quarter Financial Summary (in Millions)
Adjusted EBITDA

MFFO FFO
Source: CNL Lifestyle Properties, Inc. 9/30/13 Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors.
These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally
Accepted Accounting Principles.  See reconciliation to GAAP net income (loss) contained in the Appendix.
Past performance is not indicative of future returns.
FFO, MFFO and Adjusted EBITDA declined
during the third quarter of 2013 primarily due
to the sale of 42 senior housing assets owned
through the three Sunrise JV’s on July 1, 2013
As we reinvest all of these proceeds, we
expect to replace the Sunrise income and
cash flows
$75.0
$65.5
$50
$60
$70
$80
$90
Q3 2012 Q3 2013
$77.8
$76.0
$50
$60
$70
$80
$90
Q3 2012 Q3 2013
$73.5
$64.9
$50
$60
$70
$80
$90
Q3 2012 Q3 2013
rd

Full Year Financial Summary (in Millions)

Source: CNL Lifestyle Properties 2010, 2011 & 2012 Form 10-K and 9/30/13 Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors.
These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally
Accepted Accounting Principles. See reconciliation to GAAP net income (loss) contained in the Appendix.
Past performance is not indicative of future returns.
Continued growth due primarily to:
Properties acquired subsequent to 9/30/12
Same-store rent growth in ski and growth of NOI in
senior housing
Reductions in G&A and acquisition-related costs
and fees
TTM lease coverage of 1.58x at Q3 2013 vs. 1.32x at Q3
2012 primarily due to improvements at our ski assets
$137.1
$142.7
$175.5
$193.2
$-
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
$200.0
2010 2011 2012 TTM Sep 2013
$98.6
$96.6
$114.3
$119.3
$-
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
2010 2011 2012 TTM Sep 2013
$82.1
$89.6
$97.7
$100.4
$-
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
2010 2011 2012 TTM Sep 2013
FFO
MFFO
Adjusted EBITDA

Credit Metrics
Interest Coverage (1)
(1) Calculated as Adjusted EBITDA divided by interest expense
(2) Net debt is total debt less cash
(3) Debt includes line of credit
Net Debt / Adjusted EBITDA (2)

Debt / Total Assets (3)
Year Coverage
2011 2.4x
2012 2.6x
TTM Sep 2013 2.7x
Year Coverage
2011 5.3x
2012 6.1x
Sep 2013 4.8x
Source: CNL Lifestyle Properties, Inc. 2012 Form 10-K and 9/30/13 Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with
U.S. Generally Accepted Accounting Principles. See reconciliation to GAAP net income (loss) contained in the Appendix.
Past performance is not indicative of future returns.
Consolidated Leverage Including Share
Year Leverage of Unconsolidated Entities
2011 32.0% 43.3%
2012 38.7% 45.3%
Sep 2013 37.3% 40.8%

CNL Lifestyle Properties, Inc Debt Maturity Schedule
(in thousands)
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2012
2013
2014
2015
2016
2017
2018
2019
2020
Bonds
LOC
Variable
Fixed/Swap
JV

Key Credit Information

Weighted average interest rate is 6.01% (6.05% without JV debt)
83% fixed rate debt, 10% hedged and 7% variable rate debt
No significant near-term maturities
Note: Chart as of September 30, 2013. 2014 maturities have declined since the last report due to the disposition of the Sunrise portfolio that was sold in July 2013.  Remainder of joint venture debt in 2014 relates to the Dallas Market Center which we expect will be refinanced prior to maturity in September 2014.

Management Initiatives
Capital Deployment / Redeployment
Regain “full investment” status – now focused on recycled capital
Invest in improvements and enhancements to existing assets to further drive revenue and expense reduction
Proactive Portfolio Management and Optimization
Focused asset management to drive performance and value
Asset disposition strategy(ies) formulated and in initial execution phase
Streamline and rebalance portfolio
Beginning Pivot to Liquidity Options Study
2014 focus in context of December 2015 liquidity consideration date

Early February
CLP Board determines
estimated per-share
value
2013 November December 2014 January February
Third-party consultant comprehensive valuation
analysis process underway
Late January/Early February
Completion of valuation
analysis (NAV as of 12/31/13)
Valuation Timeline
Early to Mid February
Announce Board
approved estimated
per-share value

November 7, 2013
Obtain CLP Audit Committee and Board
approval of 3
rd
- party valuation
consultant
Engage 3
rd
-party valuation consultant
and commence valuation work

Conclusion & Summary

Continued the positive momentum building upon successes in 2012, despite recovering economy and significant weather challenges at our largest attractions
Began the process of selling certain non-core assets and recycling capital, which we expect will accelerate in 2014
Largely completed the restructuring activities within our key asset classes, with the transition of properties from our largest marina tenant to four new operators
The weather impact on our attractions, the sale of the strong performing
Sunrise JVs and the marina transitions create certain headwinds as we embark on updating our NAV per share at the end of 2013 - We believe that recent and pending acquisitions, and transitions that we are making will ultimately drive the value of our assets over the longer-term

Contact Information 17 For more information about CNL Lifestyle Properties, please contact CNL Client Services at 866-650-0650.

Appendix 18 Appendix

Reconciliation of FFO and MFFO to Net
Income (Loss)

Source: CNL Lifestyle Properties 2010, 2011 & 2012 Form 10-K and 9/30/13 Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors.
These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally
Accepted Accounting Principles.
Past performance is not indicative of future returns.
(1) Includes amounts related to the properties that are classified as assets held for sale and for which the related results are classified as income (loss) from discontinued operations in the accompanying condensed consolidated statements of operations.
(2) This amount represents our share of the FFO or MFFO adjustments allowable under the
NAREIT or IPA definitions, respectively, multiplied by the percentage of income or loss recognized under the HLBV method. The fluctuations in FFO and MFFO contributions as allocated under the HLBV method resulted in lower FFO and MFFO from our unconsolidated entities during the quarter and nine months ended Sept. 30, 2013 even though cash distribution from these entities were consistent for the same periods in 2012.
(3) In evaluating investments in real estate, management differentiates the costs to acquire the investment from the operations derived from the investment. By adding back acquisition fees and expenses relating to business combinations, management believes MFFO provides useful supplemental information of its operating performance and will also allow comparability between real estate entities regardless of their level of acquisition activities. Acquisition fees and expenses include payments to our advisor or third parties. Acquisition fees and expenses relating to business combinations under GAAP are considered operating expenses and as expenses included in the determination of net income (loss) and income (loss) from continuing operations, both of which are performance measures under GAAP. All paid and accrued acquisition fees and expenses will have negative effects on returns to investors, the potential for future distributions, and cash flows generated by us, unless earnings from operations or net sales proceeds from the disposition of properties are generated to cover the purchase price of the property.
(4) Under GAAP, rental receipts are allocated to periods using various methodologies. This may result in income recognition that is significantly different than underlying contract terms. By adjusting for these items (to reflect such payments from a GAAP accrual basis to a cash basis of disclosing the rent and lease payments), MFFO provides useful supplemental information on the realized economic impact of lease terms and debt investments, providing insight on the contractual cash flows of such lease terms and debt investments, and aligns results with management’s analysis of operating performance.
(5) Loss of extinguishment of debt includes legal fees incurred with the transaction, prepayment penalty fees and write-off of unamortized loan costs, as applicable.
(6) Management believes that adjusting for write-offs of lease related assets is appropriate because they are non-recurring non-cash adjustments that may not be reflective of our ongoing operating performance.
(7) In July 2013, we completed the sale of our interests in 42 senior housing properties held through three unconsolidated joint ventures as discussed above.
2013 2012 2013 2012
Net income (loss) 78,293 $        23,613 $         (211) $            (21,072) $
Adjustments:
Depreciation and amortization
(1) 38,349 35,246 111,165 100,319
Impairment of real estate assets
(1)
2,740 - 45,191 267
Gain on sale of unconsolidated entities
(7) (55,394) (55,394)
Gain on sale of real estate investment
(1) (2) (5) (2,086) (287)
Net effect of FFO adjustment from unconsolidated entities
(2)
1,484 16,151 11,821 28,580
Total funds from operations 65,470 75,005 110,486 107,807
Acquisition fees and expenses
(3)
1,009 570 1,922 3,380
Straight-line adjustments on leases and notes receivable
(1)(4)
(1,924) (2,531) (3,502) (12,718)
Amortization of above/below market intangible assets
and liabilities
(1)
349 196 1,030 207
Loss from early extinguishment of debt
(5)
- - - 4
Write-off/impairment of lease related investments
(6) - - - 3,566
Loan loss provision - - - 1,699
Accretion of discounts/amortization of premiums for
debt investments 3 242 9 641
MFFO adjustments from unconsolidated entities:
(2)
Straight-line adjustments on leases and notes receivable (29) 68 (175) 242
Amortization of above/below market intangible
assets and liabilities 47 (4) 39 (14)
Modified funds from operations 64,925 $        73,546 $         109,809 $      104,814 $
Weighted average number of shares of common stock
outstanding (basic and diluted) 319,507 313,250 317,960 311,455
FFO per share (basic and diluted) 0.20 $            0.24 $              0.35 $            0.35 $
MFFO per share (basic and diluted) 0.20 $            0.23 $              0.35 $            0.34 $
Quarter Ended
Sept. 30,
Nine Months Ended
Sept. 30,

Reconciliation of Adjusted EBITDA to Net
Income (Loss)

Source: CNL Lifestyle Properties 2010, 2011 & 2012 Form 10-K and 9/30/13 Form 10-Q
The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles.
Past performance is not indicative of future returns.
1. Investments in our unconsolidated joint ventures are accounted for under the HLBV method of accounting. Under this method, we recognize income or loss based on the change in liquidating proceeds we would receive from a hypothetical liquidation of our investments based on depreciated book value. We adjust
EBITDA for equity in earnings (loss) of our unconsolidated entities because we believe this is not reflective of the joint ventures’ operating performance or cash flows available for distributions to us. We believe cash distributions from our unconsolidated entities, exclusive of any financing transactions, are reflective of their operating performance and its impact to us and have been added back to adjusted EBITDA above.  For the nine months ended Sept. 30, 2012, cash distributions from unconsolidated entities excludes approximately $3.4 million in return of capital.
2. We believe that adjusting for straight-line adjustments for leased properties and mortgages and other notes receivable is appropriate because they are non-cash adjustments.
3. In July 2013, we completed the sale of our interests in 42 senior housing properties held through three unconsolidated joint ventures as discussed above.
4. In connection with an acquisition of a attraction property, we recorded a bargain purchase gain as a result of the fair value of the net assets acquired exceeding the consideration transferred as discussed above.
2013 2012 2013 2012 TTM
Net income (loss) 78,293 $   23,613 $   (211) $         (21,072) $    (55,212) $
Loss from discontinued operations 2,636 185 373 275 1,498
Interest and other income (165) (243) (682) (338) (1,544)
Bargain purchase gain on acquisition of real estate
(4)
(2,653) - (2,653) - (2,653)
Interest expense and loan cost amortization 17,835 18,393 54,619 51,407 71,807
Equity in earnings of unconsolidated entities
(1)
(4,147) (2,266) (9,183) (5,774) (8,930)
Cash distributions from unconsolidated entities
(1)
3,177 5,702 23,290 25,796 37,682
Loss from early extinguishment of debt - - - 4 -
Depreciation and amortization 38,295 35,059 110,926 99,774 146,424
Loss (recovery) on lease termination - (67) - 3,226 21,951
Impairment provision - - 42,451 - 42,451
Loan loss provision - - - 1,699
Gain on sale of unconsolidated entities
(3)
(55,394) - (55,394) - (55,394)
Straight-line adjustments for leases and notes receivables
(2)
(1,924) (2,531) (3,502) (12,718) (4,875)
Adjusted EBITDA 75,953 $   77,845 $   160,034 $    142,279 $    193,205 $
Quarter Ended
September 30,
Nine Months Ended
September 30,